UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 12, 2006
(Date of Report - Date of earliest event reported)

KERR-McGEE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16619	73-1612389
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Robert S. Kerr Avenue,
Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

(405) 270-1313
(Registrant's telephone number)

Item 7.01	Regulation FD Disclosure

On January 12, 2006, Kerr-McGee Corporation issued a press release announcing that it will webcast an executive briefing for investors and security analysts on Thursday, January 19, 2006, at 8:00 a.m. (EST). The briefing will include presentations by Kerr-McGee’s senior management team and will cover the company’s financial and operating outlook for 2006. Interested parties may listen to the briefing via Kerr-McGee’s website at www.kerr-mcgee.com.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits 99.1 Press Release dated January 12, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR-MCGEE CORPORATION

	By:	(John M. Rauh)
John M. Rauh
Vice President and Controller

Dated: January 12, 2006